EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of TIS Mortgage Investment Company on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission, the undersigned in the capacity and on the date indicated, below, hereby certifies pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 31, 2003                         By:   /s/ John E. Castello
                                                --------------------------------
                                                John E. Castello, Executive Vice
                                                President and Chief Financial
                                                Officer


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